SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2004

                                Albertson's, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

              Delaware                 1-6187             82-0184434
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     (State or Other Jurisdiction   (Commission         (IRS Employer
        of Incorporation)         File Number)      Identification No.)


       250 Parkcenter Boulevard, P.O. Box 20, Boise, Idaho     83726
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             (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (208) 395-6200

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Item 12. Results of Operations and Financial Condition.

On March 9, 2004, the Company released its sales and earnings for the 2003 fourth quarter and full year. The text of that release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. The press release should be read together with the information contained in the reports that we file with the Securities and Exchange Commission, including the financial statements and related notes contained in those reports.

The press release contains the non-GAAP financial measure of adjusted comparable and identical store sales. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation within the release of adjusted comparable and identical store sales to the most directly comparable GAAP financial measures. We present these non-GAAP financial measures because we believe a comparison of actual to adjusted store sales data is useful to investors to communicate management's belief of the impact of the now resolved Southern California labor dispute on trends in sales experienced during the fourth quarter.

2004 Guidance:

Economic & Competitive Environment:          Unchanged

Earnings per diluted share:                  Range between $1.30 - $1.40

Comparable and identical store
  sales growth:                              Positive for the year

Capital expenditures:                        $1.3 billion in total

Predictions regarding future results of operations and other future events are subject to inherent uncertainties, and actual results and outcomes may differ materially from those projected or suggested above. In particular, our ability to increase sales and earnings, and the other expectations set forth above, could be adversely affected by changes in consumer spending; actions taken by new or existing competitors (including nontraditional competitors), particularly those intended to improve their market share (such as pricing and promotional activities); labor negotiations; adverse determinations with respect to litigation or other claims (including environmental matters); employee benefit costs; the Company's ability to recruit, retain and develop employees; the Company's ability to develop new stores or complete remodels as rapidly as planned; the Company's ability to implement new technology successfully; stability of product costs; the Company's ability to integrate the operations of acquired or merged companies; the Company's ability to execute its restructuring plans; the Company's ability to achieve its five strategic imperatives; and other factors affecting the Company's business in or beyond the Company's control. These


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other factors include changes in the rate of inflation; changes in state or federal legislation or regulation; the cost and stability of energy sources; changes in the general economy; and changes in interest rates.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those projected or suggested in the forward looking information. The Company does not undertake to update forward-looking information contained herein or elsewhere to reflect actual results, changes in predictions, assumptions, estimates or changes in other factors affecting such forward-looking information.

In addition, our capital expenditures could vary if we are unable to develop new stores or fuel centers or complete remodels as rapidly as planned. Our capital expenditures could also vary if development costs exceed those budgeted or if our technology projects are not completed within the anticipated time frame or as budgeted.

This information is being furnished under Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

                                       ***


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALBERTSON'S, INC.


                                      By: /s/ Felicia D. Thornton
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                                      Name:  Felicia D. Thornton
                                      Title: Executive Vice President and
                                               Chief Financial Officer

Dated: March 9, 2004


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                                 EXHIBIT INDEX

Exhibit                Description
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99.1                   Press release dated March 9, 2004